                SECOND AMENDMENT TO SECOND AMENDED AND RESTATED

                           LOAN AND SECURITY AGREEMENT


     This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 6, 2000, by and among MEDICAL TECHNOLOGY SYSTEMS, INC., a Delaware corporation ("MTS"), the following subsidiaries of MTS: CLEARWATER MEDICAL SERVICES, INC., a Florida corporation ("Clearwater Medical"), MEDICAL TECHNOLOGY LABORATORIES, INC., a Florida corporation ("MTS Labs"), MTS PACKAGING SYSTEMS, INC., a Florida corporation
("MTS Packaging"), PERFORMANCE PHARMACY SYSTEMS, INC., a Florida corporation ("Performance Pharmacy"), VANGARD LABS, INC., a Kentucky corporation ("Vangard Labs"), and VANGARD PHARMACEUTICAL PACKAGING, INC., a Florida corporation ("Vangard Pharmaceutical"), CART-WARE, INC., a Florida corporation ("Cart-Ware"), MEDICATION MANAGEMENT SYSTEMS, INC., a Florida corporation
("MMS"),  MEDICATION  MANAGEMENT  TECHNOLOGIES,   INC.,  a  Florida  corporation
("MMT"), MTS SALES & MARKETING, INC., a Florida corporation ("MTS Sales"), SYSTEMS PROFESSIONALS, INC., a Florida corporation ("Systems Professionals"), and LIFESERV TECHNOLOGIES, INC., a Florida corporation ("LifeServ") (collectively referred to herein as the "MTS Subsidiaries" and, together with MTS, as the "Borrowers"), TODD E. SIEGEL ("Siegel" or the "Guarantor"), and SOUTHTRUST BANK, formerly "SouthTrust Bank of Alabama, National Association" (the "Lender" or "SouthTrust"):

                                R E C I T A L S:

     WHEREAS, the parties hereto, other than LifeServ, have heretofore executed and delivered that certain Second Amended and Restated Loan and Security Agreement, dated as of September 5, 1996 (as amended by the Amendment to Second Amended and Restated Loan and Security Agreement (the "First Amendment") among the parties hereto dated as of April 16, 1998, the "Loan Agreement"), and the various security documents and instruments described therein (together with the Plan Notes, as defined in the Loan Agreement, the "Loan Documents"); and

     WHEREAS, pursuant to the First Amendment, among other things, LifeServ assumed joint and several liability for all of the Obligations under the Plan Notes and the other Loan Documents and granted security interests in substantially all of its assets to SouthTrust as security for the Obligations;

     WHEREAS, with the consent of SouthTrust all of the assets of LifeServ were sold on and as of May 25, 1999; and

     WHEREAS, certain defaults have occurred under the Loan Agreement and the Borrowers and Siegel requested that SouthTrust (i) waive the occurrence of these defaults and, (ii) agree to amend further the Loan Agreement in certain respects, and SouthTrust agreed to do so pursuant to and on the terms and conditions set forth in a letter agreement among the Borrowers, Siegel and SouthTrust dated July 15, 1999 (the "Letter Agreement"); and

     WHEREAS, prior to the execution and delivery of the amendment contemplated by the Letter Agreement, MTS Labs sold certain of its assets (the "MTS Labs Sale"), with the consent of SouthTrust, in which consent SouthTrust reserved all of its rights and remedies arising from any and all defaults then existing under the Loan Agreement; and

     WHEREAS, subsequent to the consummation of the MTS Labs Sale, the Borrowers and Siegel have requested that SouthTrust agree to amend further the Loan
Agreement to, among other things, modify the requirement for the periodic payment of a portion of the Borrowers' excess cash flow, and SouthTrust is willing to do so, but only on the terms and conditions set forth in this Amendment; and

     WHEREAS, the parties hereto desire to amend the Loan Agreement in the manner set forth herein;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Definitions. (a) Except as otherwise defined herein, capitalized terms used in this ----------- Amendment shall have the meanings ascribed to such terms in the Loan Agreement.

          (b) The Loan Agreement is hereby amended, effective on and as of July 1, 1999, by adding the following definition to Section 1.1 thereof:

               ""Consolidated Net Income From Continuing Operations" means net income, determined in accordance with GAAP, of the Borrowers from all operations other than those which have been discontinued, as that term is used under GAAP, determined on a Consolidated basis."

          (c) The Loan Agreement is hereby amended, effective on and as of the date hereof, by adding the following definition, to Section 1.1 thereof:

               ""Second Amendment" means the Second Amendment to Second Amended and Restated Loan and Security Agreement, dated as of July 6, 2000, among each of the Borrowers, Siegel and SouthTrust."

               ""True Excess Cash Flow" means, for each fiscal quarter of the Borrowers, Consolidated Excess Cash Flow for such quarter,

               (i) minus the sum of the following: any increase in Accounts Receivable, any increase in Inventory, and any decrease in Accounts Payable, in each case as compared to the preceding quarter;

               (ii) plus the sum of the  following:  any  decrease  in  Accounts
                    Receivable, any decrease in Inventory, and any increase in Accounts Payable, in each case as compared to the preceding quarter."

          (d) Section 1.1 of the Loan Agreement is hereby amended further, effective on and as of July 1, 1999, by amending the following definitions contained therein to read, in their entirety, as follows:

               ""Consolidated Excess Cash Flow" means, for each fiscal quarter of the Borrowers, Consolidated Net Income From Continuing Operations, after taxes, minus principal payments and capital expenditures which are expressly permitted under Section 6.2(L) of the Loan Agreement, plus, to the extent deducted in determining such Consolidated Net Income From Continuing Operations, (i) amortization of intangible assets and (ii) depreciation and depletion, all as shown by the income statements of the Borrowers for the relevant time period, calculated in accordance with GAAP."

               ""Fixed Charge Coverage" means the quotient which is obtained by dividing (i) the sum of the Consolidated Net Income From Continuing Operations (after provision for federal and state income taxes) for the 12-month period preceding the applicable date plus the interest, lease and rental expenses of the Borrowers for the same period plus the sum of non-cash expenses or allowances for such period (including, without limitation, amortization or write-down of intangible assets, depreciation, depletion and deferred taxes and expenses) by (ii) the sum of the current portion of the Long-Term Liabilities of the Borrowers, plus all interest, lease and rental expenses of the Borrowers, as of the applicable date."

     2. Modification of Payment Terms.

          (a) Modification of Payment Terms of Amortization Principal Amount. It is the intention of the parties to this Amendment to amend Section 2.4(A) of the Loan Agreement, effective on and as of July 1, 1999, to increase the principal portion of each monthly installment of the Amortization Principal Amount due on October 1, 1999, November 1, 1999, and December 1, 1999, by $5,000.00, $10,000.00 and $15,000.00, respectively, and to increase the principal portion of each monthly installment of the Amortization Principal Amount due on January 1, 2000 and thereafter by $20,000.00. Accordingly,
     Section 2.4(A)(iv) of the Loan Agreement is hereby amended to read in its entirety as follows:

          "(iv)For all monthly installment  payments through the installment due on September 1, 1999, the monthly installments of the Amortization Principal Amount and interest thereon under Plan
               Note I shall be calculated based on the Amortization Principal Amount being amortized in level monthly payments at an assumed interest rate equal to the Pay Rate over an assumed period of twenty (20) years. Monthly installment payments of the Amortization Principal Amount commencing on October 1, 1999 and thereafter shall be in the principal amounts set forth in the schedule attached to the Second Amendment as Exhibit A and incorporated herein by this reference, together with accrued interest calculated as set forth on said Exhibit A; provided, that on September 1, 2006, the then remaining unpaid balance of the Amortization Principal Amount shall be due and payable, together with accrued and unpaid interest thereon."

          (b) Amendment of Quarterly Excess Cash Flow Payment Provisions. Effective on and as of the date hereof, the Loan Agreement is hereby amended by amending Section 2.4(B)(iv) thereof to read in its entirety as follows:

          "(iv)In addition to the foregoing,  commencing with the fiscal quarter of the Borrowers ending June 30, 2000, and for each fiscal quarter thereafter until (a) all Obligations have been paid in full or (b) payments made pursuant to this Section 2.4(B)(iv) (including all amounts actually paid prior to the date of this Second Amendment) aggregate $2,500,000.00, whichever first occurs, a sum equal to the greater of (1) 25% of Consolidated Excess Cash Flow for such fiscal quarter or (2) the percentage of True Excess Cash Flow specified below for such fiscal quarter (in either case, the "Quarterly Excess Cash Flow Payment") shall be due and payable as set forth below. For purposes of the formula set forth above, the relevant percentage of True Excess Cash Flow is (A) 80% until all payments made pursuant to this Section
               2.4(B)(iv) aggregate $1,000,000.00, (B) 70% until all payments made pursuant to this Section 2.4(B)(iv) aggregate $1,750,000.00, and (C) 60% until all payments made pursuant to this Section
               2.4(B)(iv) aggregate $2,500,000.00. The Quarterly Excess Cash Flow Payment for each fiscal quarter of the Borrowers shall be due and payable, in arrears, in three equal monthly installments on the twentieth (20th) day (without grace) of each month following the relevant fiscal quarter;"

          (c) Past-Due Excess Cash Flow Payments. The Borrowers and Siegel acknowledge that the Borrowers have failed to comply with the provisions of
     Section 2.4(B)(iv) of the Loan Agreement with respect to payments due thereunder with respect to the fiscal quarters ended September 30, 1999, December 31, 1999 and March 31, 2000 (the "Cash Flow Payments"). The parties acknowledge that the aggregate amount of the Cash Flow Payments, without interest, is $230,000.00. SouthTrust hereby agrees that the Borrowers may cure the Default resulting from the failure to make the Cash Flow Payments in a timely manner by paying the Cash Flow Payments, with interest on the amount thereof from their respective due dates until paid at the Pay Rate, in six (6) equal monthly installments commencing on July 6, 2000; provided, that SouthTrust hereby agrees to accept the sum of $200,000.00, if paid on or prior to July 6, 2000, in full satisfaction of the Cash Flow Payments.

     3. Amendments to the Borrowers' Covenants.

          (a) Section 6.2(K)of the Loan Agreement is hereby amended, effective on and as of July 1, 1999, to read in its entirety as follows:

               "(K) None of the  Borrowers  will make any loan or advance to any officer, shareholder, director or employee of any of the Borrowers, except for business travel and similar temporary advances in the ordinary course of business, nor pay salary or other cash compensation to those officers of the Borrowers who constitute their respective chief executive officers, chief financial officers and chief operating officers in amounts aggregating on an annual basis more than
                    (i) $400,000.00, on a Consolidated basis (including salary and other cash compensation to the Borrowers' chief executive officers and chief financial officers of not more than $350,000.00), or (ii) so long as no Event of Default shall have occurred and be continuing, twelve and one-half percent (12.5%) of the Borrowers' annual Consolidated earnings before interest, depreciation and amortization, whichever is greater. In addition to the foregoing, the Borrowers shall be permitted to pay additional compensation to such officers in each fiscal quarter aggregating five percent (5%) of the Borrowers' Consolidated Excess Cash Flow for such quarter, so long as all payments due under Section 2.4(B)(iv) hereof for such fiscal quarter and the prior fiscal quarters have been paid in full and in a timely manner."

          (b) Section 6.2(L) of the Loan Agreement is hereby amended, effective on and as of July 1, 1999, to read in its entirety as follows:

               "(L) None of the  Borrowers  will make payments on account of the purchase or lease of Fixed Assets or otherwise make capital expenditures that, in the aggregate, in any fiscal year:

                    (i) commencing on April 1, 1999, will exceed $600,000.00, on a consolidated basis;

                    (ii) commencing on April 1, 2000,  will exceed  $736,000.00, on a consolidated basis; and

                    (iii)commencing  on or after  April  1,  2001,  will  exceed
                         $600,000.00, on a consolidated basis;

                    as used in this paragraph, the term "lease" means a lease reflected on a balance sheet of any of the Borrowers or a lease that should be so reflected under Generally Accepted Accounting Principles."

          (c) Section 6.2(M) of the Loan Agreement is hereby amended, effective on and as of July 1, 1999, by deleting the figure, "$700,000.00" appearing therein and inserting in lieu thereof the figure, "$375,000.00."

          (d) The Loan Agreement is hereby amended, effective on and as of the date hereof, by adding a new subsection (X) to Section 6.2 thereof, to read in its entirety as follows:

          "(X) None of the Borrowers  will enter into any line of business other than the manufacture and sale of disposable medication, vitamin and dietary and/or nutritional supplement punch cards, packaging equipment and allied ancillary products (including proprietary medication dispensing systems)(the "Core Business"), unless (a) Borrowers' existing technologies, equipment and processes can be used for the manufacture and sale of products with similar applications and such manufacture and sale is not reasonably anticipated by the Borrowers to impair the operation or financial condition of the Core Business; or (b) the prior written consent of SouthTrust is obtained, which consent shall not be unreasonably withheld."

          (e) Section 6.3 of the Loan Agreement is hereby amended, effective on and as of July 1, 1999, to read in its entirety as follows:

     "6.3 Financial Covenants. The Borrowers will maintain at all times:

          (A)  Consolidated  Net  Working  Capital  in  the  following   minimum
               amounts:

               From July 1, 1999 through March 31, 2000......  $1,400,000
               From April 1, 2000 and thereafter.............  $1,500,000

          (B)  Consolidated negative Net Worth not to exceed $10,500,000.

          (C) A ratio of Consolidated Current Assets to Consolidated Current Liabilities of not less than 1.5 to 1.0; and

          (D) Fixed Charge Coverage of not less than (i) 1.2 to 1.0 from July 1, 1999 through March 31, 2000, and (ii) 1.35 to 1.0 thereafter."


     4. Representations and Warranties of Borrowers and Guarantor. In order to induce SouthTrust to enter into the transactions contemplated by this Amendment, each of the Borrowers and the Guarantor hereby, jointly and severally, represents and warrants to SouthTrust as follows:

          (a) As of the date hereof, other than the Existing Defaults (as defined in Section 10 hereof), no Event of Default, and no event or condition which, with the passage of time, notice or both, would constitute an Event of Default, exists under the Loan Agreement or the other Loan Documents;

          (b) Each of the representations and warranties of Borrowers and Guarantor contained in the Loan Agreement and the other Loan Documents were true, correct and complete in all respects when made and, except as
     expressly   disclosed  on  Exhibit  B  attached  to  this   Amendment   and
     incorporated herein by reference, each of such representations and warranties continues to be true, correct and complete in all respects on the date hereof as if each of such representations and warranties were originally made as of the date hereof;

          (c) MTS has obtained fully executed Subordination Agreements in favor of SouthTrust from each of the lenders under the Labs Bridge Loans (as defined in the Letter Agreement), other than the Joan Fitterling Trust (true and correct copies of which have been provided to SouthTrust); none of such Subordination Agreements has been amended, modified or otherwise terminated as of the date hereof; each of such Subordination Agreements remains in full force and effect in accordance with its terms; and none of the Borrowers has made any payment in violation of any such Subordination Agreement or otherwise in violation of the provisions of the Loan Agreement applicable to the Subordinated Indebtedness referred to in such Subordination Agreements;

          (d) The execution, delivery and performance by Borrowers and Guarantor of this Amendment and the consummation of the transactions contemplated hereby (i) are within the corporate power of each of the Borrowers, and have been duly authorized by all necessary corporate action on the part of each of the Borrowers (true, correct and complete copies of the documentation thereof, certified as such by the appropriate officers of the Borrowers, being attached hereto as Exhibit C), (ii) do not require any approval or consent, or filing with, any governmental agency or authority,
     (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any Borrower or Guarantor is named or any provision of the organizational documents of any of the Borrowers, and
     (iv) do not and will not result in a breach of or constitute a default under any agreement or instrument to which any Borrower or any Guarantor is a party or by which it or any of its or their properties are bound;

          (e) This Amendment constitutes the legal, valid and binding obligation of Borrowers and Guarantor, enforceable against each of them in accordance with its terms;

          (f) Attached hereto as Exhibit D is a true, correct and complete copy of the Consent and Re-affirmation of Guaranty, which has been duly executed and delivered by Siegel in favor of SouthTrust in connection with the transactions contemplated in this Amendment.

          (g) The Borrowers and the Guarantor entered into the Letter Agreement, and are entering into this Amendment, freely and voluntarily with the advice of legal counsel of their own choosing; and

          (h) On or prior to the date hereof, in accordance with the provisions of Section 8.5 of the Loan Agreement, the Borrowers have reimbursed SouthTrust for all of SouthTrust's costs and expenses for which invoices have been delivered to the Borrowers, including, without limitation, all such costs and expenses incurred in connection with the preparation, negotiation and implementation of this Amendment.

     5. Certain Acknowledgments by Borrowers and Guarantor. Each Borrower and the Guarantor hereby acknowledges, stipulates and agrees that: (a) all of the obligations of Borrowers under the Loan Agreement are absolutely due and owing by Borrowers to SouthTrust without any defense, deduction, offset or counterclaim (and, to the extent Borrowers or Guarantor had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (b) the Loan Agreement and all other documents and instruments executed in connection therewith or in connection with any predecessor agreement are legal, valid and binding obligations of Borrowers and Guarantor, enforceable against Borrowers and Guarantor in accordance with their respective terms; (c) each of Borrowers and the Guarantor has consented to, and hereby ratifies any and all prior consents given by them (or any of them) with respect to the Loan Documents, including, without limitation, the First Amendment and this Amendment, all transactions contemplated thereby and all documents and instruments executed in connection herewith and therewith; and (d) prior to executing this Amendment, Borrowers and Guarantor consulted with and had the benefit of advice of legal counsel of their own selection and each has relied upon the advice of such counsel, and in no part upon any representation of SouthTrust concerning the legal effects of this Amendment, any of the Loan Documents, or any provision hereof or thereof.

     6. Ratification and Reaffirmation of Releases and Waivers.

          (a) Each of the Borrowers and the Guarantor hereby ratifies, confirms and re-affirms as of the date hereof each of the releases, waivers and undertakings set forth in the Loan Agreement and the Loan Documents, including, without limitation, each of the foregoing contained in the First Amendment, each of which is hereby incorporated herein by this reference, including, without limitation, those contained in the following Sections of the Loan Agreement: Section 7.5 "Waiver of Right To Stay Foreclosure Upon Occurrence of Major Default," Section 7.6 "Relief from Automatic Stay,"
     Section 8.3  "Indemnity,"  Section 8.7 "Waiver by the  Borrowers,"  Section
     8.10 "Submission to Jurisdiction; Waivers," and Section 8.11 "Release."

          (b) Each of the Borrowers and the Guarantor hereby acknowledges that the provisions contained in this Section 6, and in the Sections of the Loan Agreement referred to in subsection (a) hereof, were bargained for by the Lender, and are being relied upon by the Lender in connection with its agreement to enter into the transactions contemplated by the Loan Agreement and this Amendment.

     7. Ratification of Loan Agreement and Other Loan Documents. Each of the Borrowers and the Guarantor hereby ratifies and re-affirms the Loan Agreement, each of the other Loan Documents and all of its or their obligations and liabilities thereunder. Guarantor hereby ratifies and reaffirms the validity, legality and enforceability of the Guaranty Agreement and agrees that the Guaranty Agreement is and shall remain in full force and in effect until all the Obligations of Borrowers under the Loan Agreement, as amended by this Amendment, and as the same may hereafter be amended or modified, and all other Guaranteed Obligations (as defined in the Guaranty Agreement) have been indefeasibly paid and satisfied in full.

     8. Debtor-Creditor Relationship. Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between Borrowers and Lender, nor is this Amendment or any Loan Document intended to change or affect in any way the relationship between Lender and the Guarantor to one other than a debtor-creditor relationship. This Amendment, together with the other Loan Documents, is not intended, nor shall any of them be construed to create, a partnership or joint venture relationship between or among any of the parties hereto. No person other than a party hereto is intended to be a beneficiary hereof and no person other than a party hereto shall be authorized to rely upon the contents of this Amendment.

     9. Entire Agreement. This Amendment supersedes paragraph 2 of the Letter Agreement; however, the remainder of the Letter Agreement remains in full force and effect. Accordingly, this Amendment, the Loan Agreement as amended hereby, the Letter Agreement (to the extent not superseded as provided above) and the other Loan Documents, together constitute the entire understanding of the parties with respect to the subject matter hereof and thereof. The Loan Agreement, as amended hereby, may not be modified, altered or amended except by an agreement in writing signed by all the parties hereto.

     10. Waiver of Existing Defaults; No Additional Waiver.

          (a) By its execution and delivery of this Amendment, SouthTrust hereby waives the occurrence of (i) the Events of Default identified in paragraph 1 of the Letter Agreement, and (ii) each other Event of Default (A) which has occurred prior to the date of this Amendment and (B) with respect to which either (1) the Borrowers have notified SouthTrust in writing prior to the date hereof or (2) SouthTrust has otherwise obtained knowledge prior to the date hereof (collectively, the "Existing Defaults"). Notwithstanding the foregoing, each of the Borrowers and the Guarantor hereby acknowledge and agree that, if the Borrowers have not cured the Default resulting from their failure to make the Cash Flow Payments in a timely manner by paying SouthTrust the sum of $200,000.00 on or prior to July 6, 2000, as permitted in Section 2(c) hereof, then any failure by the Borrowers to pay any installment payment described in such Section 2(c) on the date such payment becomes due will constitute a Major Default.

          (b) No delay or failure on the part of Lender in the exercise of any right, power or privilege granted under the Loan Agreement, as amended by this Amendment, or any of the other Loan Documents, or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default thereunder or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against Lender unless made in writing and signed by Lender, and then only to the extent expressly specified therein. In furtherance, and not in limitation, of the foregoing, each of the Borrowers and the Guarantor hereby acknowledges that, except as expressly provided herein with respect to the Existing Defaults, SouthTrust has not waived any Event of Default which may exist or which may have occurred, nor has SouthTrust made any commitment of any kind to grant any waiver with respect thereto in the future, and SouthTrust reserves all of its rights and remedies arising as a result of any such Event of Default, under the Loan Agreement, as amended hereby, or otherwise arising at law or in equity.

     11. No Novation, Etc.. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and, except as otherwise expressly modified herein, the Loan Agreement and the other Loan Documents shall remain in full force and effect.


     12. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument. In proving this Amendment or any of the Loan Documents, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Any signature delivered by a party telecopy or facsimile transmission shall be deemed an original signature hereto. Notice of Lender's acceptance hereof is hereby waived.

     13. Release. To induce the Lender to enter into this Amendment, each of the Borrowers and the Guarantor, for themselves and their respective legal representatives, successors, predecessors, heirs and assigns, and their respective officers, directors, stockholders, agents, servants and employees, hereby release, acquit and forever discharge the Lender, its Participants and any of the Participants' general partners, limited partners and sub-participants, and the officers, directors, stockholders, general partners, limited partners, members, agents, servants, employees, legal representatives, successors and assigns of any of the foregoing (collectively, "Released Parties"), of and from any and all claims, demands, debts, actions and causes of action of any kind, whether absolute or contingent, due or to become due, disputed or undisputed, liquidated or unliquidated, at law or in equity, or known or unknown, which they or any of them now have or might hereafter have against any one or more of the Released Parties, by reason of any act, matter, contract, agreement or thing whatsoever up to the date of this Amendment, including, without limitation, any claim, counterclaim, demand, debt, action or cause of action of any kind, and whether arising, directly or indirectly, under or in connection with the Loan Agreement, the Loan Documents, the Original SouthTrust Loan Documents or the Original SouthTrust Indebtedness.

                  14. Governing Law. This Amendment is being delivered to the Lender, and is performable, in Jefferson County, Alabama, and the substantive Laws of the United States and the State of Alabama, without giving effect to its principles of conflict of laws, shall govern the construction of this Amendment and the documents executed and delivered pursuant hereto, and the rights and remedies of the parties hereto and thereto, except to the extent that the location of any Collateral in a state or jurisdiction other than Alabama requires that the perfection of the Lender's security interest hereunder, and the enforcement of certain of the Lender's remedies with respect to the Collateral, be governed by the laws of such other state or jurisdiction.

     15. Survival. All representations and warranties contained in this Amendment, the Loan Agreement or made or furnished on behalf of any Borrower or Guarantor in connection herewith or therewith shall survive the execution and delivery of this Amendment, and shall survive until the Obligations are indefeasibly paid in full, and thereafter as and to the extent provided in the Loan Agreement.

     IN WITNESS WHEREOF, each of the undersigned parties has executed this Amendment, or has caused the same to be executed on its behalf by its duly authorized officer and agent, on and as of the date first above written.

                                    MEDICAL TECHNOLOGY SYSTEMS, INC.

                                    By:______________________________________
                                    Its:_____________________________________

                                    CLEARWATER MEDICAL SERVICES, INC.

                                    By:______________________________________
                                    Its:_____________________________________

                                    MEDICAL TECHNOLOGY LABORATORIES,INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    MTS PACKAGING SYSTEMS, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    VANGARD LABS, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    VANGARD PHARMACEUTICAL PACKAGING, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    PERFORMANCE PHARMACY SYSTEMS, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    CART-WARE, INC.

                                    By:______________________________________
                                    Its:_____________________________________

                                    MEDICATION MANAGEMENT SYSTEMS, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    MEDICATION MANAGEMENT TECHNOLOGIES, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    MTS SALES & MARKETING, INC.

                                    By:______________________________________
                                    Its:_____________________________________

                                    SYSTEMS PROFESSIONALS, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    LIFESERV TECHNOLOGIES, INC.

                                    By:______________________________________
                                    Its:_____________________________________


                                    _________________________________________
                                    Todd E. Siegel
WITNESS:

                                    SOUTHTRUST BANK

                                    By:______________________________________
                                    Its:_____________________________________

                                    EXHIBIT A

                              Amortization Schedule

                       See amortization schedule attached.

                                    EXHIBIT B

                  Exceptions to Representations and Warranties

         Representations and warranties with respect to operational matters for Borrowers whose assets and business have been sold.

                                    EXHIBIT C

                       Certified Resolutions of Borrowers

                               See attached pages

                                    EXHIBIT D

                           Consent and Re-affirmation

                               See pages attached.